EXHIBIT 23.1






INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-51085, 33- 57822, 33-61228 and 33-55473 on Form S-3, of our report dated
March 3, 1995 appearing in this Annual Report on Form 10-K of Arizona Public Service Company for the year ended December 31, 1994.


DELOITTE & TOUCHE LLP


DELOITTE & TOUCHE LLP
Phoenix, Arizona

March 28, 1995